Exhibit 10.16(e)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #4 TO TASK ORDER #13

COHERUS Project Number: CHS-0214-02

MEDPACE Project Number: ETA302

This Amendment #4 (“Amendment #4”) to Task Order #13 effective as of October 18, 2013 (“Task Order”), is by and between Coherus Biosciences, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #4 shall be effective August 19, 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated January 23, 2012, (the “Master Service Agreement”); and subsequent Amendment #1 effective April 23, 2014, and Amendment #2 effective May 21, 2014, and Amendment #3 effective May 30, 2014, and

WHEREAS, the Parties desire to amend Task Order in connection with A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate to modify the Services.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work.

1.	As a result of these changes, Appendices A, B, C, D, E, and F in Task Order will be deleted in their entirety and replaced with Appendices A, B, C, D, E, and F attached to this Amendment #4 and incorporated herein.

2.	[***] Services and Budget is identified in Appendix G attached to this Amendment #4 and incorporated herein.

3.	[***] is identified in Appendix H attached to this Amendment #4 and incorporated herein.

4.	Notwithstanding anything to the contrary in this Task Order and its Appendices or the Master Service Agreement, the Parties agree [***] the Scope of Work (Appendix A) and/or the Services and Budget (Appendix C). In determining [***], as provided above, the Parties will [***], and incorporated herein.

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

The total amount payable by Sponsor to Medpace under this Amendment #4 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of [***] without prior written consent of both parties. The total value of Task Order and all subsequent amendments is now [***], as further set forth in the following table:

	Direct Fees	Pass Through Costs	Pre-funded Expenses	TOTAL
Task Order #13	[***]	[***]	[***]	[***]
Amendment #1	[***]	[***]	[***]	[***]
Amendment #2	[***]	[***]	[***]	[***]
Amendment #3	[***]	[***]	[***]	[***]
Amendment #4	[***]	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]	[***]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #4 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ August Troendle

By:	August Troendle
(Print Name)

Title:	President

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)

Title:	President & CEO

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pass Through
Version	MRL Labs	Other	Total
Original		[***]	[***]
Amendment #1	[***]		[***]
Amendment #2			[***]
Amendment #3	[***]		[***]
Amendment #4	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]

Pre-Funded
Version	[***]	Other	Total
Original	[***]	[***]	[***]
Amendment #1			[***]
Amendment #2	[***]		[***]
Amendment #3			[***]
Amendment #4	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX A: SCOPE OF WORK

ITEM	DESCRIPTION

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Investigator Meeting	Position	Count
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

PROJECT START-UP

[***]	[***]	[***]	ITEM	DESCRIPTION

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]			[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]
		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]

CLINICAL OPERATIONS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]		[***]
[***]		[***]
[***]		[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]		[***]
	[***]	[***]	[***]
	[***]	[***]

CLINICAL MONITORING

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CLINICAL SAFETY

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

RANDOMIZATION AND SUPPLY MANAGEMENT

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and
Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]

DATA MANAGEMENT

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
	[***]	[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
	[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]

STATISTICAL ANALYSIS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DATA SAFETY MONITORING BOARD

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

MEDICAL WRITING

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]		[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX B: TIMELINE

Task	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX C: SERVICES AND BUDGET

Medpace Service Category	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Service Fees	[***]

Prefunded & Pass-Through Expenses	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Prefunded & Pass-Through Expenses	[***]
Grand Total of All Fees	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX D: PAYMENT SCHEDULE

Payment Schedule
Project:	CHS-0214-02 / ETA302	Total Direct Fees:	[***]

Sponsor:	Coherus Bioscience, Inc.

Payment #	Payment Description/Type	Invoice/Date	Amount to Pay	Percentage
[***]	[***]	[***]	[***]	[***]
Total of All Payments:		[***]		100%

*	[***]
**	[***]

The payment schedule above includes [***]. For each additional [***]. These units will be [***]. This unit cost does not include [***]. Pass-through expenses associated [***] will be invoiced [***].

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sponsor paid [***] towards Pre-funded Expenses under Amendment #2 to Task Order #13. Upon execution of this Amendment #4, Sponsor will pay an additional [***] of the remaining total Pre-funded Expenses due per Appendix C: Services and Budget. Medpace will invoice Sponsor as needed for actual Pre-funded Expenses incurred. Sponsor shall pay such invoice within [***] of receipt. If sufficient funds are not received from Sponsor, [***]. Medpace shall apply the initial [***] Pre-funded amount paid at execution of this Amendment #4 against the last invoice of actual Pre-funded Expenses, and reconcile the balance.

Pass-through Costs will be billed to Sponsor on a monthly basis or as incurred. Sponsor shall pay such invoice within [***] of receipt.

Pass-through Costs and Pre-funded Expenses

Any sums quoted with respect to Pass-through Costs and Pre-funded Expenses [***]. While Medpace will [***]. Payments made to third parties are [***].

Pass-through Costs may include, but are not limited to, [***]. Costs associated with, [***] are as detailed in the table below.

Item	Cost*	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Currency is [***]. Costs are subject to change based on fluctuations in supplier prices.

Medpace will pass-through [***]. This will include [***].

Item	Cost	Description
[***]	[***]	[***]
[***]	[***]

*	Currency is [***]

Pre-funded Expenses

Pre-funded Expenses may include, but are not limited to, [***]. Investigator fees are [***]. The investigator fee amount [***]. The laboratory fee amount [***]. With the exception of [***], Medpace will seek the prior written approval of the budget by Sponsor before signing an agreement (including amendments) with Pre-funded Vendors.

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Additional Costs

[***].

All Direct Fees are [***]. Pursuant to Paragraph 3, all such changes [***]. After staff are assigned, [***].

Inflation

[***]

Currency and Exchange Rate

The currency of this Task Order is United States Dollars.

Medpace will invoice Sponsor for Pass-through Costs and Pre-funded Expenses incurred and/or [***]. The Direct Fees detailed in this Task Order were calculated using [***]. [***]. [***].

Country	Currency	as of [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]

Applicable Taxes

All Direct Fees, Pass-through Costs, and Pre-funded Expenses are quoted excluding any [***], which include but are not limited to [***], which may be payable to Medpace by Sponsor.

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX E: TRANSFER OF OBLIGATIONS

CONFIDENTIAL

Directions: Complete the form below for Sponsor obligations that have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors). Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	CHS-0214 Versus Enbrel® Study ID: CHS-0214-02

Study Title:	A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate

CRO Name:	Medpace

CRO Address:	5375 Medpace Way, Cincinnati, Ohio 45227

OBLIGATIONS TRANSFERRED TO MEDPACE: ☒ THE APPROPRIATE BOX(ES).

☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace. ☒ The following obligations have been transferred to Medpace:

Sec. 312.32: IND Safety Reports

☐	Promptly review safety information.

☒	Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

☐	Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53: Selecting investigators and monitors

☒	(a) Select qualified investigators

☒	(b) Control investigational drug shipment

☒	(c) Obtain information from investigators

☒	(1) Signed Form FDA-1572

☒	(2) CV or other qualification statement

☒	(3) Clinical protocol outline

☒	(4) Financial disclosure information

☒	(d) Select qualified monitors

Sec. 312.54: Emergency research

☐	(a) Monitor the progress of all studies involving an exception from informed consent.

Sec. 312.57: Record keeping and record retention

☒	(a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.

☒	(b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.

☒	(c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.

☐	(d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58: Inspection of Sponsor’s records and reports

☒	(a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

☒	(b) Monitor such studies to identify when an IRB determines that it can’t approve the research.

Sec. 312.55: Informing investigators

☒	(a) Provide sites with the current Inv. Brochure.

☒	(b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56: Review of ongoing investigations

☐	(a) Monitor the progress of all IND studies.

☒	(b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.

☒	(c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

☒	(d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.
investigation.

☒	(b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance. Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59: Disposition of unused supply of investigational drug

☒	Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.

Other

☐	Please describe any other applicable transfers below:

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

APPENDIX F: MRL AND [***] Services and Budget

See attached budget on next page.

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sponsor: Coherus Biosciences             8-Jul-14

Protocol: CHS-0214-02

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Medpace Reference Laboratories Fees	[***]

Medpace Amendment #4 to TASK ORDER #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate
Sponsor: Coherus Biosciences Protocol: CHS-0214-02										[***]

[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
	Laboratory Tests																	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]				[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]													[***]	[***]
	Laboratory/Support Services																	[***]
[***]
	[***]	[***]														[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]															[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
[***]
	[***]	[***]		[***]												[***]	[***]
	[***]	[***]		[***]												[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]		[***]				[***]		[***]		[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																		[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences Protocol: CHS-0214-02											[	***]

											[	***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal

	Laboratory Tests																		[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]				[***]		[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]														[***]	[***]

	Laboratory/Support Services																		[***]
[***]
	[***]	[***]															[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]		[***]				[***]		[***]			[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																			[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences Protocol: CHS-0214-02										[***]

[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal

	Laboratory Tests																	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]				[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]													[***]	[***]

	Laboratory/Support Services																	[***]
[***]
	[***]	[***]														[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
[***]
	[***]	[***]		[***]												[***]	[***]
	[***]	[***]		[***]												[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]		[***]				[***]		[***]		[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																		[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences

Protocol: CHS-0214-02

		Average Cost per Unit	Estimated Number of Units	Total Cost	Subtotal
Pass Through Estimates
[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]		[***]
	[***]	[***]	[***]	[***]
	[***]			[***]
Total Medpace Reference Laboratory Fees					[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Transportation Costs—ETA302 Sc. 1

Country	Sites	Number Screened	Number Randomized	Number Ambient & Refrigerate shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
							[***]		[***]		[***]		[***]
*[***]
*[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Country	Sites	Number Screened	Number Randomized	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]		[***]		[***]		[***]		[***]
					[***]		[***]		[***]		[***]	[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX G: [***].

See attached budget on next page.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Medpace, Inc.	Estimation Date: [***]

Estimate #: [***]

Cost Estimate

[***]

CHS-0214 Etanercept Biosimilar [***]

ITEMS	Price [***]		Price [***]
[***] Services
1. [***]	[	***]	[	***]
2. [***]	[	***]	[	***]
3. [***]	[	***]	[	***]
Total	[	***]	[	***]
[***]
1) [***]	[	***]	[	***]
2) [***]	[	***]	[	***]
3) [***]
Total	[	***]	[	***]
Grand Total	[	***]	[	***]

Note

-	[***]: [***]

-	[***]: [***]

-	[***]

-	[***]

-	[***]

-	[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

-	[***]

-	[***]

-	[***]

[***]

[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL Estimation Date: [***] Estimate #: [***]
1. [***]

Detailed cost estimate

[***]

CHS-0214 Etanercept Biosimilar [***]

Total:                         [***]

Summary	Unit price [***]	[***]	Cost [***]
I [***]			[***]
1 [***]
(1) [***]	[***]	[***]	[***]
(2) [***]	[***]	[***]	[***]
(3) [***]	[***]	[***]	[***]
2 [***]			[***]
3 [***]
(1) [***]	[***]	[***]	[***]
(2) [***]	[***]	[***]	[***]
(3) [***]	[***]	[***]	[***]
4 [***]			[***]
5 [***]	[***]	[***]	[***]
II [***]			[***]
1 [***]
(1) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
(2) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
2 [***]			[***]
3 [***]
(1) [***]
i) [***]	[***]	[***]	[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ii) [***]	[***]	[***]	[***]
iii) [***]	[***]	[***]	[***]
iv) [***]	[***]	[***]	[***]
(2) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
iii) [***]	[***]	[***]	[***]
iv) [***]	[***]	[***]	[***]
4 [***]
(1) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
(2) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
5 [***]
(1) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
(2) [***]
i) [***]	[***]	[***]	[***]
ii) [***]	[***]	[***]	[***]
III [***]	[***]	[***]	[***]

Total [***]			[***]

Note:

– [***]

– [***]

– [***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL Estimation Date: [***] Estimate #: [***]
2. [***]

Detailed cost estimate

[***]

CHS-0214 Etanercept Biosimilar [***]

Total:                         [***]

	Summary	[***]	[***]	[***]	[***]	Cost [***]
I [***]						[***]
[***]	[***] presumably	[***]	[***]	[***]	sites	[***]
[***]
* [***]
* [***]
II [***]						[***]
[***]						[***]
[***]
[***]
• [***]
• [***]
[***]
• [***]
[***]
• [***]
[***]
• [***]
• [***]
III [***]			[***]	[***]		[***]

	Total [***]					[***]

V [***]
1 [***]
2 [***]
3 [***]
4 [***]
5 [***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL Estimation Date: [***] Estimate #: [***]
3. [***]

Detailed cost estimate

—Assumptions—
1)	[***]:	[***]	12) [***]: [***]
2)	[***]:	[***]
3)	[***]:	[***]	[***]:		[***]
4)	[***]:	[***]	[***]:		[***]
5)	[***]:	[***]	[***]:		[***]
6)	[***]:	[***]	[***]:		[***]
7)	[***]:	[***]	[***]:		[***]
8)	[***]	[***]	[***]:		[***]
9)	[***]:	[***]
			[***]:		[***]
				Total:	[***]

Summary					Unit price [***]		[***]		[***]		Cost [***]
I [***]											[	***]
1 [***]					[	***]	[	***]	[	***]	[	***]
2 [***]					[	***]	[	***]	[	***]	[	***]

II [***]											[	***]
1 [***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
2 [***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
3 [***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
4 [***]
[***]
1) [***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
2) [***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
3) [***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
4) [***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
1) [***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
2) [***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
i) [***]
[***]
ii) [***]
[***]
iii) [***]
iv) [***]
v) [***]
vi) [***]
vii) [***]
viii) [***]
ix) [***]
x) [***]
xi) [***]
xii) [***]					[	***]	[	***]	[	***]	[	***]
[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4 [***]
[***]		[	***]	[	***]			[	***]			[	***]	[	***]					[***]
[***]
III [***]																				[***]
1 [***]
[***]		[	***]	[	***]			[	***]			[	***]	[	***]					[***]
[***]		[	***]	[	***]			[	***]			[	***]	[	***]					[***]
[***]		[	***]	[	***]			[	***]			[	***]	[	***]					[***]
[***]
2 [***]
[***]		[	***]			[	***]					[	***]			[	***]	[	***]
[***]
3 [***]
[***]		[	***]	[	***]			[	***]			[	***]	[	***]					[***]
[***]		[	***]	[	***]			[	***]			[	***]	[	***]					[***]
IV [***]						[	***]			[	***]									[***]

	Total [***]																			[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Timeline	CONFIDENTIAL

Estimation Date: [***]

Estimate #: [***]

[***], [***]

[***]

[***]	5 of 6

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Actual Expense	CONFIDENTIAL

Estimation Date: [***]

Estimate #: [***]

Actual expenses

Actual expenses:

(1)	[***]
1)	[***]
2)	[***]
3)	[***]

(2)	[***]
1)	[***]
2)	[***]

(3)	[***]
1)	[***]
2)	[***]

(4)	[***]
[***]

(5)	Others
1)	[***]
2)	[***]
3)	[***]

(6)	[***]
[***]

(7)	[***]
[***]

(8)	[***]
[***]

(9)	[***]
[***]

[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX H: [***]

The table below reflects [***] included in this Amendment #4. Any [***] may require [***].

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Medpace Amendment #4 to TASK ORDER #13

Coherus Biosciences, Inc.

CHS-0214-02 / ETA 302

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.